                                            SEMI-ANNUAL REPORT  |  June 30, 2001



                                                                      The Strong
                                                                     Opportunity
                                                                         Fund II


                                              [Photo]


Table of Contents


Investment Review

    Strong Opportunity Fund II .............   2


Financial Information

    Schedule of Investments in Securities

        Strong Opportunity Fund II .........   4

    Statement of Assets and Liabilities ....   6

    Statement of Operations ................   7

    Statements of Changes in Net Assets ....   8

    Notes to Financial Statements ..........   9


Financial Highlights .......................  11                   [Strong Logo]

Strong Opportunity Fund II
================================================================================

Your Fund's Approach

The Strong Opportunity Fund II seeks capital growth. It invests primarily in stocks of medium-capitalization companies that the Fund's manager believes are underpriced, yet have attractive growth prospects. The manager bases his analysis on a company's "private market value"--the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The manager determines a company's private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation, and franchise value.


                     Growth of an Assumed $10,000 Investment
                             From 5-8-92 to 6-30-01

                       [Chart showing growth from $10,000]

            The Strong        Russell                          Lipper Multi-Cap
            Opportunity      Midcap(TM)     S&P MidCap 400        Value Funds
              Fund II          Index*            Index*             Index*
APR 92        $10,000         $10,000           $10,000            $10,000
DEC 92        $11,617         $11,348           $11,385            $10,900
DEC 93        $14,541         $12,971           $12,973            $12,397
DEC 94        $15,064         $12,699           $12,508            $12,410
DEC 95        $18,953         $17,075           $16,379            $16,259
DEC 96        $22,393         $20,319           $19,524            $19,672
DEC 97        $28,093         $26,213           $25,821            $24,965
DEC 98        $31,898         $28,859           $30,756            $26,594
DEC 99        $43,032         $34,121           $35,284            $28,174
DEC 00        $45,871         $36,935           $41,461            $30,888
JUN 01        $45,890         $36,211           $41,862            $32,191

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap(TM) Index, the S&P MidCap 400 Index ("S&P MidCap 400"), and the Lipper Multi-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. We are replacing the S&P MidCap 400 Index with the Russell Midcap(TM) Index as we believe the Russell Midcap(TM) Index more accurately reflects the Fund's investment program. To equalize time periods, the indexes' performances were prorated for the month of May 1992.


Q:   How did the Fund perform?

A: The first half of 2001 was a volatile period for the stock market. The market still had to contend with the aftermath of the collapse in technology and growth stocks that occurred during 2000. Also, spreading economic weakness in the U.S. kept earnings under pressure as revenues for the majority of companies slowed from the strong pace realized over the previous decade.

     The Fund weathered this storm with relatively low volatility. With an underweighted position in technology and defensive holdings in consumer and industrial segments, the Fund was able to remain relatively flat versus the declines in the S&P 500 and the Nasdaq Composite.


Q: What market conditions, market events, and other factors affected the Fund's performance?

A: The Federal Reserve Board set the tone for the market immediately at the beginning of the year with a surprise .50 percent cut in interest rates, followed aggressively by an additional 2.25 percent of cuts over the next six months. The market initially reacted positively to the rate cuts, but the short-term rally in beaten-down technology stocks gave way to further downturns as fundamentals continued to deteriorate.

     Consequently, the Fund's holdings in technology were hurt during the quarter. Such stocks as ADC Telecommunications and Corning were pressured by overcapacity in the telecommunications sector. The Fund did, however, benefit from its underweighting in technology, and was also able to use the opportunity to buy selected, undervalued technology companies for the portfolio.

     Outside of technology, it became clear that the economy was continuing to weaken and that trouble was spreading. Capital spending and confidence continued to decline. The Fund saw these trends hurt its holdings in industrial-related companies, but we were able to pick up strongly positioned companies such as Delphi Automotive and Dover Corporation at attractive valuations.


Q:   What investment strategies and techniques affected the Fund's performance?

A: The Fund's positions in consumer-oriented stocks benefited performance over the six-month period ending June 30, 2001. At the end of 2000, investors began to fear the impact of the economic slowdown, pushing the stock prices of such retailers as Federated Department Stores, Lowe's Companies, and Staples to very attractive levels. The Fund's investments in these companies last year paid off this year, as the stocks rallied well off their lows.

     Following an incredibly strong 2000, oil and natural gas prices began to weaken in the first half of the year 2001, as their prices had reached unsustainable highs. The Fund's overweighting in energy therefore hurt performance late in the period. We remain overweighted in the sector, however, as we believe longer-term, structural capacity issues keep energy an attractive area of investment.


Q:   What is your outlook regarding the future of the markets?

A: Starting in late 2000, the valuation discrepancy between momentum-driven stocks (largely in technology) and the average small- to mid-cap stock had grown too large. Since then, however, the average stock has done reasonably well while momentum stocks have done very poorly. While a valuation gap there still remains, much of it has closed. Therefore, we believe the degree of outperformance of small- and mid-cap stocks relative to larger stocks will moderate going forward.


Average Annual Total Returns/1/
As of 6-30-01
-------------------------------------
    1-year                      2.46%
    3-year                     12.93%
    5-year                     17.68%
    Since Inception (5-8-92)   18.12%

Equity funds are volatile investments and should only be considered for long-term goals.


In our view, momentum-style investing had simply grown too popular in recent years; as a result, many of its adherents have now had reason to lose faith in this approach. As more investors move away from momentum investing, it should become easier for the market to resume its upward path.

Thank you for your investment in the Strong Opportunity Fund II.

Richard Trent Weiss
Portfolio Manager


/1/ The Fund's returns include the effect of deducting fund expenses, but do not include charges and expenses attributable to any particular insurance product. Excluding such fees and expenses from the Fund's return quotations has the effect of increasing performance quoted.

/*/ The Russell Midcap(TM) Index is an unmanaged index generally representative of the U.S. market for medium-capitalization stocks. The S&P MidCap 400 Index is an unmanaged index generally representative of the U.S. market for medium-capitalization stocks. The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell index and the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULE OF INVESTMENTS IN SECURITIES                 June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------

                           STRONG OPPORTUNITY FUND II

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Common Stocks 85.7%
Auto/Truck - Original Equipment 1.4%
Delphi Automotive Systems Corporation                1,155,700   $   18,410,301

Banks - Money Center 1.2%
Bank of America Corporation                            260,000       15,607,800

Banks - Super Regional 4.0%
Bank One Corporation                                   406,600       14,556,280
First Union Corporation                                545,200       19,049,288
Mellon Financial Corporation                           370,000       17,020,000
                                                                 --------------
                                                                     50,625,568

Beverages - Alcoholic 1.2%
Diageo PLC                                           1,352,990       14,938,227

Beverages - Soft Drinks 2.1%
The Pepsi Bottling Group, Inc.                         345,000       13,834,500
PepsiAmericas, Inc.                                    970,000       12,901,000
                                                                 --------------
                                                                     26,735,500

Building - Construction Products/
  Miscellaneous 1.3%
Masco Corporation                                      655,000       16,348,800

Building Products - Wood 1.6%
Weyerhaeuser Company                                   368,700       20,267,439

Chemicals - Basic 1.2%
The Dow Chemical Company                               456,600       15,181,950

Chemicals - Specialty 2.3%
Praxair, Inc.                                          406,100       19,086,700
Solutia, Inc.                                          766,400        9,771,600
                                                                 --------------
                                                                     28,858,300

Commercial Services - Advertising 1.1%
The Interpublic Group of Companies, Inc.               500,000       14,675,000

Computer - Local Networks 1.7%
ADC Telecommunications, Inc. (b)                     1,955,000       12,903,000
Extreme Networks, Inc. (b)                             307,000        9,056,500
                                                                 --------------
                                                                     21,959,500

Computer - Manufacturers 1.3%
Compaq Computer Corporation                          1,050,000       16,264,500

Computer Software - Desktop 1.1%
Symantec Corporation (b)                               314,500       13,740,505

Computer Software - Enterprise 2.4%
Mercury Interactive Corporation (b)                    290,000       17,371,000
Siebel Systems, Inc. (b)                               297,000       13,929,300
                                                                 --------------
                                                                     31,300,300

Diversified Operations 2.6%
AOL Time Warner, Inc. (b)                              315,000       16,695,000
TRW, Inc.                                              410,000       16,810,000
                                                                 --------------
                                                                     33,505,000

Electrical - Equipment 1.1%
W.W. Grainger, Inc.                                    353,000       14,529,480

Electronics - Semiconductor Equipment 0.3%
Applied Materials, Inc. (b)                             80,000        3,928,000

Electronics - Semiconductor Manufacturing 3.7%
Altera Corporation (b)                                 462,500       13,412,500
Applied Micro Circuits Corporation (b)                 446,400        7,678,080
LSI Logic Corporation (b)                              890,000       16,732,000
Micron Technology, Inc. (b)                            245,000       10,069,500
                                                                 --------------
                                                                     47,892,080

Electronics Products - Miscellaneous 1.4%
AVX Corporation                                        875,000       18,375,000

Finance - Equity REIT 0.8%
Archstone Communities Trust                            395,000       10,183,100

Finance - Publicly Traded Investment Funds -
  Equity 1.5%
Nasdaq-100 Shares (b)                                  405,000       18,605,700

Household - Housewares 1.3%
Newell Rubbermaid, Inc.                                638,100       16,016,310

Insurance - Property/Casualty/Title 2.5%
American International Group, Inc.                     190,000       16,340,000
Hartford Financial Services Group, Inc.                232,000       15,868,800
                                                                 --------------
                                                                     32,208,800

Internet - Internet Service Provider/
  Content 1.3%
CNET Networks, Inc. (b)                              1,258,000       16,354,000

Leisure - Services 1.1%
The Walt Disney Company                                500,000       14,445,010

Machinery - General Industrial 1.3%
Dover Corporation                                      441,000       16,603,650

Media - Cable TV 5.7%
AT&T Corporation - Liberty Media Group
  Class A (b)                                        1,030,000       18,014,700
Comcast Corporation Class A (b)                        440,400       19,113,360
Cox Communications, Inc. Class A (b)                   439,000       19,447,700
General Motors Corporation Class H (b)                 832,000       16,848,000
                                                                 --------------
                                                                     73,423,760

Media - Newspapers 1.4%
The E.W. Scripps Company Class A                       264,000       18,216,000

Medical - Generic Drugs 1.3%
Watson Pharmaceuticals, Inc. (b)                       275,000       16,951,000

Medical - Health Maintenance
  Organizations 1.5%
CIGNA Corporation                                      198,000       18,972,360

Medical - Outpatient/Home Care 1.3%
HEALTHSOUTH Corporation (b)                          1,073,600       17,145,392

Medical - Products 2.4%
Boston Scientific Corporation (b)                      887,900       15,094,300
Guidant Corporation (b)                                430,000       15,480,000
                                                                 --------------
                                                                     30,574,300

Medical/Dental - Supplies 1.3%
Apogent Technologies, Inc. (b)                         649,700       15,982,620

-------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Metal Products - Fasteners 1.5%
Illinois Tool Works, Inc.                              295,000   $   18,673,500

Oil & Gas - Drilling 1.3%
Transocean Sedco Forex, Inc.                           405,200       16,714,500

Oil & Gas - Field Services 1.1%
BJ Services Company (b)                                515,000       14,615,700

Oil & Gas - Machinery/Equipment 2.7%
Baker Hughes, Inc.                                     483,000       16,180,500
Weatherford International, Inc. (b)                    377,500       18,120,000
                                                                 --------------
                                                                     34,300,500

Oil & Gas - Production/Pipeline 1.0%
Enron Corporation                                      269,000       13,181,000

Oil & Gas - United States Exploration &
  Production 1.6%
Devon Energy Corporation                               386,300       20,280,750

Oil & Gas - United States Integrated 1.3%
Phillips Petroleum Company                             280,000       15,960,000

Retail - Apparel/Shoe 1.4%
Nordstrom, Inc.                                        930,000       17,251,500

Retail - Department Stores 1.3%
Federated Department Stores, Inc. (b)                  400,000       17,000,000

Retail/Wholesale - Building Products 0.7%
Lowe's Companies, Inc.                                 129,900        9,424,245

Retail/Wholesale - Computer/Cellular 1.4%
RadioShack Corporation                                 575,000       17,537,500

Retail/Wholesale - Office Supplies 1.2%
Staples, Inc. (b)                                      937,500       14,990,625

Telecommunications - Cellular 2.1%
Sprint Corporation - PCS Group (b)                     770,000       18,595,500
Vodafone Group PLC Sponsored ADR                       380,300        8,499,705
                                                                 --------------
                                                                     27,095,205

Telecommunications - Equipment 1.8%
Corning, Inc.                                          282,600        4,722,246
Motorola, Inc.                                       1,100,000       18,216,000
                                                                 --------------
                                                                     22,938,246

Telecommunications - Services 3.7%
AT&T Corporation                                       488,000       10,736,000
Infonet Services Corporation Class B (b)               215,000        1,827,500
Sprint Corporation                                     655,000       13,990,800
Telephone & Data Systems, Inc.                         170,000       18,487,500
XO Communications, Inc. Class A (b)                  1,033,100        1,983,552
                                                                 --------------
                                                                     47,025,352

Transportation - Airline 1.3%
AMR Corporation (b)                                    427,000       15,427,510
Air New Zealand, Ltd. Class B                        1,886,666        1,109,860
                                                                 --------------
                                                                     16,537,370

Transportation - Truck 1.2%
CNF, Inc.                                              560,000       15,820,000

Utility - Electric Power 1.4%
NiSource, Inc.                                         655,000       17,901,150
-------------------------------------------------------------------------------
Total Common Stocks (Cost $989,771,975)                           1,096,072,395
-------------------------------------------------------------------------------

Preferred Stocks 0.1%
XO Communications, Inc. 14.00%
  Senior Exchangeable                                  196,266          932,264
-------------------------------------------------------------------------------
Total Preferred Stocks (Cost $4,722,317)                                932,264
-------------------------------------------------------------------------------

Corporate Notes 0.0%
XO Communications, Inc. Senior Notes,
  10.75%, Due 6/01/09                             $    260,000           84,500
-------------------------------------------------------------------------------
Total Corporate Notes (Cost $214,807)                                    84,500
-------------------------------------------------------------------------------

Rights 0.0%
Seagate Tax Refund                                     231,000           18,480
-------------------------------------------------------------------------------
Total Rights (Cost $0)                                                   18,480
-------------------------------------------------------------------------------

Short-Term Investments (a) 13.7%
Repurchase Agreements
ABN AMRO Inc. (Dated 6/29/01), 3.98%,
  Due 7/02/01 (Repurchase proceeds
  $173,057,378); Collateralized by: United
  States Government & Agency Issues (c)           $173,000,000      173,000,000
State Street Bank (Dated 6/29/01), 3.50%,
  Due 7/02/01 (Repurchase proceeds $2,360,788);
  Collateralized by: United States Government
  & Agency Issues (c)                                2,360,100        2,360,100
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $175,360,100)                    175,360,100
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $1,170,069,199) 99.5%       1,272,467,739
Other Assets and Liabilities, Net 0.5%                                6,047,035
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $1,278,514,774
===============================================================================

LEGEND
-------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.

(b)  Non-income producing security.

(c)  See Note 2(I) of Notes to Financial Statements.


Percentages are stated as a percent of net assets.


                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)

                                                                        Strong
                                                                      Opportunity
                                                                        Fund II
                                                                    --------------
Assets:
    Investments in Securities, at Value (Cost of $1,170,069,199)
      (Including Repurchase Agreements of $175,360,100)             $1,272,467,739
    Receivable for Securities Sold                                      20,077,879
    Receivable for Fund Shares Sold                                        162,928
    Dividends and Interest Receivable                                      688,442
    Other Assets                                                            50,855
                                                                    --------------
    Total Assets                                                     1,293,447,843

Liabilities:
    Payable for Securities Purchased                                    14,720,540
    Accrued Operating Expenses and Other Liabilities                       212,529
                                                                    --------------
    Total Liabilities                                                   14,933,069
                                                                    --------------
Net Assets                                                          $1,278,514,774
                                                                    ==============


Net Assets Consist of:
    Capital Stock (par value and paid-in capital)                   $  915,636,149
    Undistributed Net Investment Income                                  7,740,260
    Undistributed Net Realized Gain                                    252,739,963
    Net Unrealized Appreciation                                        102,398,402
                                                                    --------------
    Net Assets                                                      $1,278,514,774
                                                                    ==============
Capital Shares Outstanding (Unlimited Number Authorized)                53,382,615

Net Asset Value Per Share                                                   $23.95
                                                                            ======


                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2001 (Unaudited)

                                                                                        Strong
                                                                                      Opportunity
                                                                                        Fund II
                                                                                      -----------
Income:
    Dividends (net of foreign withholding taxes of $65,013)                           $ 5,726,664
    Interest                                                                            4,077,835
                                                                                      -----------
    Total Income                                                                        9,804,499

Expenses:
    Investment Advisory Fees                                                            6,138,737
    Custodian Fees                                                                         35,775
    Shareholder Servicing Costs                                                         1,597,058
    Other                                                                                  72,891
                                                                                      -----------
    Total Expenses before Waivers, Absorptions and Fees Paid Indirectly by Advisor      7,844,461
    Voluntary Expense Waivers and Absorptions                                          (1,077,723)
    Fees Paid Indirectly by Advisor                                                       (47,139)
                                                                                      -----------
    Expenses, Net                                                                       6,719,599
                                                                                      -----------
Net Investment Income                                                                   3,084,900

Realized and Unrealized Gain (Loss):
    Net Realized Gain (Loss) on:
        Investments                                                                    57,972,011
        Foreign Currencies                                                                 (7,370)
                                                                                      -----------
        Net Realized Gain                                                              57,964,641
    Net Change in Unrealized Appreciation/Depreciation on:
        Investments                                                                   (63,357,753)
        Foreign Currencies                                                                   (303)
                                                                                      -----------
        Net Change in Unrealized Appreciation/Depreciation                            (63,358,056)
                                                                                      -----------
Net Loss on Investments                                                                (5,393,415)
                                                                                      -----------
Net Decrease in Net Assets Resulting from Operations                                 ($ 2,308,515)
                                                                                      ===========

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         Strong Opportunity Fund II
                                                                      ---------------------------------
                                                                      Six Months Ended     Year Ended
                                                                       June 30, 2001     Dec. 31, 2000
                                                                      ----------------   --------------
                                                                        (Unaudited)
Operations:
    Net Investment Income                                              $    3,084,900    $    4,789,806
    Net Realized Gain                                                      57,964,641       189,767,062
    Net Change in Unrealized Appreciation/Depreciation                    (63,358,056)     (121,442,498)
                                                                       --------------    --------------
    Net Increase (Decrease) in Net Assets Resulting from Operations        (2,308,515)       73,114,370

Distributions:
    From Net Investment Income                                                     --        (2,653,589)
    From Net Realized Gains                                                        --      (148,811,105)
                                                                       --------------    --------------
    Total Distributions                                                            --      (151,464,694)

Capital Share Transactions:
    Proceeds from Shares Sold                                             203,484,364       253,802,881
    Proceeds from Reinvestment of Distributions                                    --       151,464,717
    Payment for Shares Redeemed                                          (104,473,130)     (264,340,352)
                                                                       --------------    --------------
    Net Increase in Net Assets from Capital Share Transactions             99,011,234       140,927,246
                                                                       --------------    --------------
Total Increase in Net Assets                                               96,702,719        62,576,922

Net Assets:
    Beginning of Period                                                 1,181,812,055     1,119,235,133
                                                                       --------------    --------------
    End of Period                                                      $1,278,514,774    $1,181,812,055
                                                                       ==============    ==============

Transactions in Shares of the Fund:
    Sold                                                                    8,399,124         9,455,896
    Issued in Reinvestment of Distributions                                        --         6,693,334
    Redeemed                                                               (4,376,512)       (9,855,197)
                                                                           ----------        ----------
    Net Increase in Shares of the Fund                                      4,022,612         6,294,033
                                                                           ==========        ==========

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)


1.   Organization
     Strong Opportunity Fund II (a series of Strong Opportunity Fund II, Inc.) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At June 30, 2001, approximately 63% of the Fund's shares were owned by the separate accounts of one insurance company.

2.   Significant Accounting Policies
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at June 30, 2001.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          The Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined on a first-in, first-out basis.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. All long-term securities held in the Fund are designated as collateral on open futures contracts and cannot be sold while the derivative position is open, unless they are replaced with similar securities. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options (none were written during the period). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would

--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)


          be reduced by the amount of the option premium received. All long-term securities held in the Fund are designated as collateral on open options contracts and cannot be sold while the derivative position is open, unless they are replaced with similar securities.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

     (J) Earnings Credit Arrangements -- Earnings credits are earned from the Custodian on positive cash balances maintained in custodian accounts. These earnings credits serve to reduce the custodian's fees incurred by the Fund and are reported as Earnings Credits in the Fund's Statement of Operations.

     (K) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (L) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.   Related Party Transactions
     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Charges allocated to the Fund by the Advisor are included in Other Expenses in the Fund's Statement of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Fund and are reported as Fees Paid Indirectly by Advisor in the Fund's Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at June 30, 2001, shareholder servicing and other expenses paid to the Advisor, transfer agency banking credits and unaffiliated directors' fees, excluding the effects of waivers and absorptions, for the six months then ended, were $178,529, $1,597,058, $47,139 and $20,088, respectively.

--------------------------------------------------------------------------------


4.   Line of Credit
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At June 30, 2001, there were no borrowings by the Fund outstanding under the LOC.

5.   Investment Transactions
     The aggregate purchases and sales of long-term securities, other than government securities, during the six months ended June 30, 2001 were $646,264,905 and $551,247,330 respectively. There were no purchases or sales of long-term government securities during the six months ended June 30, 2001.

6.   Income Tax Information
     At June 30, 2001, the cost of investments in securities for federal income tax purposes was $1,183,379,995. Net unrealized appreciation of securities was $89,087,744, consisting of gross unrealized appreciation and depreciation of $190,164,399 and $101,076,655, respectively.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------

STRONG OPPORTUNITY FUND II
-------------------------------------------------------------------------------------------------------------------------------

                                                                                         Period Ended
                                                                ---------------------------------------------------------------
                                                                June 30,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,
Selected Per-Share Data(a)                                      2001(b)      2000       1999       1998       1997       1996
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $23.94     $25.99     $21.72     $21.70     $19.24     $17.04

Income From Investment Operations:
    Net Investment Income                                          0.05       0.09       0.06       0.05       0.07       0.13
    Net Realized and Unrealized Gains (Losses) on Investments     (0.04)      1.41       6.76       2.90       4.35       2.87
-------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                               0.01       1.50       6.82       2.95       4.42       3.00

Less Distributions:
    From Net Investment Income                                       --      (0.05)        --      (0.05)     (0.07)     (0.13)
    In Excess of Net Investment Income                               --         --         --         --      (0.01)        --
    From Net Realized Gains                                          --      (3.50)     (2.55)     (2.88)     (1.88)     (0.67)
-------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                              --      (3.55)     (2.55)     (2.93)     (1.96)     (0.80)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $23.95     $23.94     $25.99     $21.72     $21.70     $19.24
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
    Total Return                                                   +0.0%      +6.6%     +34.9%     +13.5%     +25.5%     +18.2%
    Net Assets, End of Period (In Millions)                      $1,279     $1,182     $1,119       $912       $835       $632
    Ratio of Expenses to Average Net Assets Without Waivers,
      Absorptions and Fees Paid Indirectly by Advisor               1.3%*      1.2%       1.2%       1.2%       1.1%       1.2%
    Ratio of Expenses to Average Net Assets                         1.1%*      1.1%       1.1%       1.2%       1.1%       1.2%
    Ratio of Net Investment Income to Average Net Assets            0.5%*      0.4%       0.3%       0.2%       0.4%       0.7%
    Portfolio Turnover Rate                                        51.2%      83.2%      85.4%      88.5%     101.1%      89.8%


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2001 (unaudited).


                       See Notes to Financial Statements.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities offered through Strong Investments, Inc. RT14504-0601



Strong Investments
P.O. Box 2936  |  Milwaukee, WI 53201
www.Strong.com

--------------------------------------------------------------------------------



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                                                                   WH2190  06-01